SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Short-Term Municipal Bond Fund
Class A
The following changes are effective on or about July 15, 2020:
Effective on or about July 15, 2020, a front-end sales charge of 2.25% and related sales charge discounts and contingent deferred sales charges will apply to new fund share purchases for Class A shares.
The following disclosure replaces the existing similar disclosure that is contained under the “FEES AND EXPENSES” heading in the fund's summary prospectus:
These are the fees and expenses you may pay when you buy and hold shares. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Class S shares, which are not reflected in the tables or the example below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $100,000 in Class A shares in DWS funds or if you invest at least $250,000 in Class T shares in the fund. More information about these and other discounts and waivers is available from your financial representative and in Choosing a Share Class in the prospectus (p. 13), Sales Charge Waivers and Discounts Available Through Intermediaries in the prospectus (Appendix B, p. 37) and Purchase and Redemption of Shares in the fund’s SAI (p. II-14).
The following disclosure replaces footnote 1 appearing under the “ANNUAL FUND OPERATING EXPENSES” table under the “FEES AND EXPENSES” heading in the fund's summary prospectus:
1 Investments of $250,000 or more made on or after July 15, 2020 may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 0.75% if redeemed within 12 months of the original purchase date.
The following disclosure replaces the existing similar disclosure that is contained under the “FEES AND EXPENSES” heading in the fund's summary prospectus:
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	T	C	INST	S
1	$297	$322	$250	$48	$58
3	471	519	494	179	202
5	660	732	863	322	359
10	1,207	1,346	1,899	738	814
You would pay the following expenses if you did not redeem your shares:
Years	A	T	C	INST	S
1	$297	$322	$150	$48	$58
3	471	519	494	179	202
5	660	732	863	322	359
10	1,207	1,346	1,899	738	814
Please Retain This Supplement for Future Reference
May 13, 2020
PROSTKR20-24